© Ciena Corporation 2025. All rights reserved. Proprietary Information. Ciena Corporation Fiscal Q1 2025 Earnings Presentation Period ended February 1, 2025 March 11, 2025

© Ciena Corporation 2025. All rights reserved. Proprietary Information.2 Forward-looking statements and non-GAAP measures You are encouraged to review the Investors section of our website, where we routinely post press releases, Securities and Exchange Commission (SEC) filings, recent news, financial results, supplemental financial information, and other announcements. From time to time, we exclusively post material information to this website along with other disclosure channels that we use. You are encouraged to review the Investors section of our website, where we routinely post press releases, Securities and Exchange Commission ("SEC") filings, recent news, financial results, supplemental financial information, and other announcements. From time to time we exclusively post material information to this website along with other disclosure channels that we use. Information in this presentation and related comments of presenters contains certain forward- looking statements that involve risks and uncertainties. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include statements regarding Ciena's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers, their spending and their businesses and markets; our ability to execute our business and growth strategies; the impact of macroeconomic conditions; the impact of the introduction of new technologies by us or our competitors; seasonality and the timing and size of customer orders, their delivery dates and our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; changes in foreign currency exchange rates; factors beyond our control such as natural disasters, climate change, acts of war or terrorism, geopolitical tensions or events, including but not limited to the ongoing conflicts between Ukraine and Russia, and Israel and groups based in the surrounding region, and public health emergencies, epidemics, or pandemics, such as the COVID-19 pandemic; changes in tax or trade regulations, including the imposition of tariffs, duties or efforts to withdraw from or materially modify international trade agreements; cyberattacks, data breaches or other security incidents involving our enterprise network environment or our products; regulatory changes, litigation involving our intellectual property or government investigations; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K filed with the SEC on December 20, 2024 and included in its Quarterly Report on Form 10-Q for the first quarter of fiscal 2025 to be filed with the SEC. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating margin, EBITDA, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non-GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q and Form 10K filed with the Securities and Exchange Commission.

© Ciena Corporation 2025. All rights reserved. Proprietary Information.3 Table of Contents 1. Overview and Ciena's portfolio 2. Industry context and addressable market expansion 3. Ciena is positioned for accelerated growth 4. Fiscal Q1 2025 financial performance 5. Appendix

© Ciena Corporation 2025. All rights reserved. Proprietary Information. Overview and Ciena's portfolio

© Ciena Corporation 2025. All rights reserved. Proprietary Information.5 Ciena is the global leader in high-speed connectivity Ciena provides networking systems, services, and software We build the most adaptive networks in the industry, enabling customers to anticipate and meet ever-increasing digital demands. Prioritizing collaborative relationships with our customers, partners, and communities, we create flexible, open, and sustainable networks that better serve all users — today and into the future.

© Ciena Corporation 2025. All rights reserved. Proprietary Information.6 Evolving our customers’ business with the Adaptive Network

© Ciena Corporation 2025. All rights reserved. Proprietary Information.7 Our strategy leverages our Optical technology to create expanded addressable market opportunities

© Ciena Corporation 2025. All rights reserved. Proprietary Information. Industry context and addressable market expansion

© Ciena Corporation 2025. All rights reserved. Proprietary Information.9 Increasing bandwidth consumption as a driver of network expansion

© Ciena Corporation 2025. All rights reserved. Proprietary Information.10 Our core business is enabling investment in higher-growth markets 1Sources: Dell'Oro, CignalAI, LightCounting, and Ciena internal analysis.

An industry leader

Market leadership

OMDIA

#1 Globally
- Purpose-built/compact modular DCI
- SLTE WDM
- Access switching

#1 N. America
- Total optical networking
- Purpose-built/compact modular DCI
- Access switching

Optical Networking Report, 3Q24
Service Provider Switching & Routing Report, 3Q24

Cignal AI

#1 Globally
- Purpose-built/compact modular DCI
- Optical for cloud and colo
- SLTE WDM

#1 N. America
- Total optical networking
- Optical for cloud and colo
- Routing/Access

Transport Hardware Report, 4Q24

Dell'Oro Group

#1 Globally
- Data center interconnect
- Optical for internet content provider customers

#1 N. America
- Data center interconnect
- Total optical networking
- Optical packet

Optical Transport Report, 4Q24

Industry recognition

Leading Lights Awards 2023 Winner – WaveRouter™

Global Sustainability Award – TIA QuEST Forum

ECOC Exhibition Industry Awards 2023 – WaveLogic™ 6

Fiber-To-The-Home Top 100 – Broadband Communities Magazine 2023

Fierce Telecom

5G Innovation of the Year – Multi-vendor Disaggregated 5G Network Slicing Solution – blueplanet | Capgemini – Glotel Awards 2023 Winner

IEEE – Corporate Innovation Leadership Award

NGON & 5G Transport – WaveLogic™ 6 for best new innovation / Gamechanger

Catalyst winner – Best ecosystem design – BluePlanet

FutureNet 2022 Winner – Automation Solution Award: Leading solution for Network Automation / Autonomous Networks – blueplanet

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© Ciena Corporation 2025. All rights reserved. Proprietary Information. Ciena is positioned for accelerated growth

© Ciena Corporation 2025. All rights reserved. Proprietary Information.13 Our future growth opportunity Long-term growth in core business plus new addressable markets provide an opportunity to outpace our traditional revenue CAGR over time

© Ciena Corporation 2025. All rights reserved. Proprietary Information.14 Our portfolio addresses key network applications

© Ciena Corporation 2025. All rights reserved. Proprietary Information.15 We expect coherent technology will have growing application in the AI era

© Ciena Corporation 2025. All rights reserved. Proprietary Information. Q1 FY 2025 results

Q1 FY 2025 key highlights

Achieving balanced growth

- Service Provider revenue grew 14% YoY
- Non-telco represented 49% of total revenue
- Government, R&E, and Enterprise revenue grew 10% YoY
- APAC revenue grew 6% YoY
- Blue Planet revenue grew 87% YoY

Driving the pace of innovation

- Added 20 new WL6e customers in the quarter bringing total customers shipped to 25
- Awarded half a dozen new submarine wins in the quarter, including large 100Tb subsea upgrade
- Awarded numerous MOFN opportunities globally, strengthening our position as leading optical vendor for AI networks.
- Released two new SAOS 10 based weatherproof routers to expand and deliver applications in the most challenging outdoor environments
- Expanded the breath of our Broadband portfolio by introducing the two new XGS-PON optical network units (ONUs)

Prioritizing long term shareholder value

- Total shareholder return five-year CAGR of 16%[1]
- Repurchased ~1.0 million shares for $79.2 million under our three-year program (FY25-27)

[1] Based on closing share price between 2/17/2020 to 2/17/2025

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© Ciena Corporation 2025. All rights reserved. Proprietary Information.18 Q1 FY 2025 comparative financial highlights * Reconciliations of these non-GAAP measures to our GAAP results are included in the Appendix and in the press release for the relative period. Q1 FY 2025 Q1 FY 2024 Revenue $1,072.3M $1,037.7M Adjusted Gross Margin* 44.7% 45.7% Adjusted Operating Expense* $347.4M $336.8M Adjusted Operating Margin* 12.3% 13.2% Adjusted EBITDA* $156.5M $160.0M Adjusted EPS* $0.64 $0.66

© Ciena Corporation 2025. All rights reserved. Proprietary Information.19 Q1 FY 2025 comparative operating metrics Q1 FY 2025 Q1 FY 2024 Cash and investments $1.32B $1.48B Cash provided by operations $104M $266M DSO 90.0 88.0 Inventory Turns 2.3 1.9 Gross Leverage 3.35x 2.42x Net Debt $283M $148M

© Ciena Corporation 2025. All rights reserved. Proprietary Information.20 Revenue by segment (Amounts in millions) Q1 FY 2025 Q1 FY 2024 Revenue %** Revenue %** Networking Platforms Optical Networking $728.0 67.9 $695.8 67.1 Routing and Switching 93.2 8.7 111.4 10.7 Total Networking Platforms 821.2 76.6 807.2 77.8 Platform Software and Services 95.1 8.9 89.7 8.6 Blue Planet Automation Software and Services 26.0 2.4 14.0 1.4 Global Services Maintenance Support and Training 74.6 7.0 74.1 7.1 Installation and Deployment 47.7 4.4 42.7 4.1 Consulting and Network Design 7.7 0.7 10.0 1.0 Total Global Services 130.0 12.1 126.8 12.2 Total $1,072.3 100.0 $1,037.7 100.0 * Reconciliations of these non-GAAP measures to GAAP results are included in the appendix to this presentation. ** Denotes % of total revenue

© Ciena Corporation 2025. All rights reserved. Proprietary Information.21 Revenue derived from non-telco customers

© Ciena Corporation 2025. All rights reserved. Proprietary Information.22 Revenue by geographic region 10.8% 10.1% 10.8% 20.0% 17.1% 13.4% 69.2% 72.8% 76.3% 75.8% 14.3% 9.4% 11.1% 14.7% 74.2%

© Ciena Corporation 2025. All rights reserved. Proprietary Information. Q1 FY 2025 appendix

© Ciena Corporation 2025. All rights reserved. Proprietary Information.24 Q1 FY 2025 Q4 FY 2024 Q3 FY 2024 Q2 FY 2024 Q1 FY 2024 GAAP gross profit $471,821 $460,022 $403,945 $388,661 $466,962 Share-based compensation-products 1,750 1,736 1,660 1,760 1,318 Share-based compensation-services 3,405 3,257 3,122 3,344 3,020 Amortization of intangible assets 2,233 2,764 2,764 2,763 2,764 Total adjustments related to gross profit 7,388 7,757 7,546 7,867 7,102 Adjusted (non-GAAP) gross profit $479,209 $467,779 $411,491 $396,528 $474,064 Adjusted (non-GAAP) gross profit percentage 44.7% 41.6% 43.7% 43.5% 45.7 % Gross Profit Reconciliation (Amounts in thousands)

Operating Expense Reconciliation
(Amounts in thousands)

	Q1 FY 2025	Q4 FY 2024	Q3 FY 2024	Q2 FY 2024	Q1 FY 2024
GAAP operating expense	$391,158	$400,812	$377,202	$392,626	$382,333
Share-based compensation-research and development	14,237	14,065	13,118	14,066	12,880
Share-based compensation-sales and marketing	11,597	11,168	10,315	11,166	10,305
Share-based compensation-general and administrative	9,827	10,842	9,257	9,875	10,079
Significant asset impairments and restructuring costs	1,544	2,605	1,361	15,655	4,971
Amortization of intangible assets	6,545	7,185	7,185	7,947	7,252
Total adjustments related to operating expense	43,750	45,865	41,236	58,709	45,487
Adjusted (non-GAAP) operating expense	**$347,408**	**$354,947**	**$335,966**	**$333,917**	**$336,846**

Income (Loss) from Operations Reconciliation
(Amounts in thousands)

	Q1 FY 2025	Q4 FY 2024	Q3 FY 2024	Q2 FY 2024	Q1 FY 2024
GAAP income (loss) from operations	$80,663	$59,210	$26,743	$(3,965)	$84,629
Total adjustments related to gross profit	7,388	7,757	7,546	7,867	7,102
Total adjustments related to operating expense	43,750	45,865	41,236	58,709	45,487
Total adjustments related to income from operations	51,138	53,622	48,782	66,576	52,589
Adjusted (non-GAAP) income from operations	**$131,801**	**$112,832**	**$75,525**	**$62,611**	**$137,218**
Adjusted (non-GAAP) operating margin percentage	**12.3 %**	**10.0 %**	**8.0 %**	**6.8 %**	**13.2 %**

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Net Income (Loss) Reconciliation (Amounts in thousands)

	Q1 FY 2025	Q4 FY 2024	Q3 FY 2024	Q2 FY 2024	Q1 FY 2024
GAAP net income (loss)	$44,572	$37,028	$14,230	$(16,849)	$49,547
Exclude GAAP provision for income taxes	24,022	10,993	2,125	820	21,956
Income (loss) before income taxes	68,594	48,021	16,355	(16,029)	71,503
Total adjustments related to income from operations	51,138	53,622	48,782	66,576	52,589
Loss on extinguishment and modification of debt	729	—	—	—	—
Adjusted income before income taxes	120,461	101,643	65,137	50,547	124,092
Non-GAAP tax provision on adjusted income before income taxes	26,501	22,361	14,330	11,120	27,300
Adjusted (non-GAAP) net income	**$93,960**	**$79,282**	**$50,807**	**$39,427**	**$96,792**
Weighted average basic common shares outstanding	142,880	144,240	144,394	144,914	145,291
Weighted average diluted potential common shares outstanding[1]	145,944	146,487	145,361	146,268	145,848

Net Income (Loss) per Common Share

	Q1 FY 2025	Q4 FY 2024	Q3 FY 2024	Q2 FY 2024	Q1 FY 2024
GAAP diluted net income (loss) per potential common share	$ 0.31	$ 0.25	$ 0.10	$ (0.12)	$ 0.34
Adjusted (non-GAAP) diluted net income per potential common share	**$ 0.64**	**$ 0.54**	**$ 0.35**	**$ 0.27**	**$ 0.66**

1. Weighted average dilutive potential common shares outstanding used in calculating Adjusted (non-GAAP) diluted net income per potential common share for the first quarter of fiscal 2025 includes 3.1 million shares underlying certain stock option and stock unit awards.

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© Ciena Corporation 2025. All rights reserved. Proprietary Information.27 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q1 FY 2025 Q4 FY 2024 Q3 FY 2024 Q2 FY 2024 Q1 FY 2024 Net income (loss) (GAAP) $44,572 $37,028 $14,230 $(16,849) $49,547 Add: Interest expense 22,918 24,990 24,401 23,861 23,776 Less: Interest and other income, net 11,578 13,801 14,013 11,797 10,650 Add: Loss on extinguishment and modification of debt 729 — — — — Add: Provision for income taxes 24,022 10,993 2,125 820 21,956 Add: Depreciation of equipment, building, furniture and fixtures, and amortization of leasehold improvements 24,679 23,849 22,981 23,208 22,808 Add: Amortization of intangible assets 8,778 9,949 9,949 10,710 10,016 EBITDA $114,120 $93,008 $59,673 $29,953 $117,453 Add: Share-based compensation expense 40,816 41,068 37,472 40,211 37,602 Add: Significant asset impairments and restructuring expense 1,544 2,605 1,361 15,655 4,971 Adjusted EBITDA $156,480 $136,681 $98,506 $85,819 $160,026 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) (Amounts in thousands)